EXHIBIT 10.7


                                                                  EXECUTION COPY


                       NONQUALIFIED STOCK OPTION AGREEMENT


               THIS AGREEMENT, made as of the 30th day of November, 2001, between Marvel Enterprises, Inc., a Delaware corporation (the "Company"), and Isaac Perlmutter (the "Optionee"), is entered into pursuant to the Marvel Enterprises, Inc. 1998 Stock Incentive Plan, as amended (the "Plan"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Plan.

               WHEREAS, the Company has adopted the Plan in order to provide additional incentive to certain directors, officers, employees and consultants of the Company and its Subsidiaries;

               WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein; and

               WHEREAS, the Company and the Optionee are entering into an employment agreement (the "Employment Agreement"), dated as of the date of this Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

        1.     Grant of Option.
               ----------------

               1.1 The Company hereby grants to the Optionee, effective as of November 30, 2001 (the "Grant Date"), the right and option (the "Option") to purchase all or any part of an aggregate of 3,950,000 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and subject to approval by the Stockholders of an amendment of the Plan to increase the number of shares of Common Stock available for issuance under the Plan (the "Stock Plan Amendment") and of the grant of the Option.

               1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference); however, in the event of any conflict between the terms of this Agreement and the Plan, the terms of this Agreement shall govern.

        2.     Purchase Price.
               ---------------

               The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $3.30 per Share.


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        3.     Duration of Option.
               -------------------

               Subject to Section 1.1, the Option shall be exercisable to the extent and in the manner provided herein from and after the date of the meeting of Stockholders of the Company at which the Stock Plan Amendment and the Option are either approved or not approved by the Stockholders of the Company, until the sixth anniversary of the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

        4.     Exercisability of Option.
               -------------------------

               The Option shall be fully vested at all times and shall entitle the Optionee to purchase the Shares covered by this Option, in whole at any time or in part from time to time during the period referred to in Section 3, unless and until the Option ceases to be exercisable as provided in this Agreement.

        5.     Manner of Exercise and Payment.
               -------------------------------

               5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, in the form attached hereto as Appendix A, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If any of the Shares in respect of which the Option is being exercised are required to be issued as shares of Restricted Stock as provided in Section 5.5 below, the notice of exercise must also be accompanied by a stock power, duly executed by the Optionee in blank. If requested by the Committee, such person or persons shall
(i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

               5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash.

               5.3 Upon receipt by the Company of notice of exercise, full payment for the Shares in respect of which the Option is being exercised and a stock power, if required by Section 5.1, the Optionee shall immediately have full voting and other ownership rights with respect to the number of Shares as to which such exercise was effective. The Company shall enter the Optionee's name as a stockholder of record on the books of the Company and, subject to
Section 17 of the Plan, promptly take such action as may be necessary to deliver the Shares as provided in Section 5.5 below.

               5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until the Option shall have been exercised pursuant to the terms of this Agreement and the


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Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised.

               5.5 Shares issued upon exercise of the Option shall be either Unrestricted Shares or Restricted Stock as provided in this Section 5.5. If the Option is exercised prior to the fourth anniversary of the Grant Date, all of the Shares issued upon exercise of the Option shall be issued as Shares of Restricted Stock. If the Option is exercised, in the aggregate, for more than one-third of the Shares covered by the Option on or after the fourth anniversary of the Grant Date but prior to the fifth anniversary of the Grant Date, a number of Shares equal to the excess of (x) the number of Shares issued upon exercise of the Option at all times up to and including such exercise over (y) one-third of the Shares covered by the Option shall be issued as shares of Restricted Stock. If the Option is exercised, in the aggregate, for more than two-thirds of the Shares covered by the Option on or after the fifth anniversary of the Grant Date but prior to the sixth anniversary of the Grant Date, a number of Shares equal to the excess of (x) the number of Shares issued upon exercise of the Option at all times up to and including such exercise over (y) two-thirds of the Shares covered by the Option shall be issued as shares of Restricted Stock. The vesting restrictions on shares of Restricted Stock issued upon exercise of the Option shall lapse, and such Shares shall cease to be Restricted Stock, as provided in Section 6 of this Agreement.

               5.6 Any shares of Restricted Stock will be issued upon exercise of the Option subject to the following conditions:

               (i) the Company shall deliver certificates representing shares of Restricted Stock, together with the stock power executed by the Optionee to the Secretary of the Company, who shall hold such certificates in escrow pursuant to this Agreement;

               (ii) Certificates representing shares of Restricted Stock shall bear the following legend:

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REACQUISITION BY MARVEL ENTERPRISES, INC., AND SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE PROVISIONS OF THE NONQUALIFIED STOCK OPTION AGREEMENT BY AND BETWEEN MARVEL ENTERPRISES, INC. AND THE REGISTERED OWNER OF SUCH SHARES;

               (iii) any dividends on the Restricted Stock in the form of additional Shares or other securities of the Company shall be shares of Restricted Stock, subject to the same terms and conditions as the Restricted Stock with respect to which the dividends were paid;

               (iv) as vesting restrictions lapse on the Restricted Stock as provided in Section 6 of this Agreement, upon the written request of the Optionee, the Company shall cause the Secretary to deliver certificates representing such shares of Restricted Stock to the Optionee at the address requested by the Optionee. Such certificates shall not be


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delivered to the Optionee unless he has made arrangements satisfactory to the
Company to satisfy tax-withholding obligations. Such certificates shall bear any legends which the Company reasonably deems appropriate to assure compliance with applicable securities laws, but shall not bear the legend required by paragraph
(ii) above; and

               (v) if the Optionee's service as an employee terminates before all vesting restrictions lapse on his Restricted Stock, the Company may, at its election, repurchase within ninety (90) days from the date of termination all or any portion of the shares of Restricted Stock as to which vesting restrictions have not lapsed. The Company may assign such right to repurchase Restricted Stock, in whole or in part, to a third party. Such a repurchase shall be at a price equal to the exercise price paid by the Optionee for such Shares and shall be effected by delivery by the Company (or that assignee) of a certified check, payable to the Optionee in the full amount of the purchase price together with a notice that the Company has exercised its right to repurchase the shares of Restricted Stock pursuant to this section. Such a repurchase shall be effective as of the time the Company gives such a notice and such payment is made, whether or not such notice and payment have been received by the Optionee. Upon such a repurchase, the Secretary of the Company shall deliver such certificates to the Company (or that assignee) together with the stock power executed by the Optionee, and the Secretary of the Company shall execute and deliver any instruments reasonably deemed appropriate by the Company to effect that delivery on behalf of the Optionee and transfer of ownership of such shares to the Company (or that assignee). The Optionee hereby irrevocably authorizes the Secretary of the Company to effect that delivery and to execute and deliver any such instruments on behalf of, and in the name of, the Optionee. Any shares of Restricted Stock not purchased in accordance with this Section 5.6(v) shall thereafter be free of all restrictions and rights of repurchase.

        6.     Lapse of Restrictions; Termination of Employment during the Term.
               -----------------------------------------------------------------

               6.1 Termination of Employment Under the Optionee's Employment Agreement for Good Reason or for other than Cause.

               (a) Except as provided in Section 6.1(b) hereof, if the Term (as defined in the Employment Agreement) is terminated (x) by the Optionee upon the occurrence of an event described in Section 4.4(a) of the Employment Agreement, or (y) by the Company other than pursuant to Section 4.1, 4.2 or 4.3 of the Employment Agreement, the Option shall thereafter be exercisable until the expiration of the Exercise Term for a number of Shares equal to the greater of
(i) the amount, if any, by which one-third of the Shares covered by the Option exceeds the number of Shares in respect of which the Option was previously exercised, or (ii) the amount, if any, by which (x) the product of the number of full months elapsed from the Grant Date to the date on which the Term is terminated, multiplied by the number of Shares covered by the Option divided by 72, exceeds (y) the number of Shares previously issued upon exercise of the Option. The Option shall cease to be exercisable after the termination of the Term for any Shares in excess of such number. If the number of Shares previously issued upon exercise of the Option is equal to or less than such number, any remaining vesting restrictions on those Shares shall lapse and such Shares shall cease to be Restricted Stock. Any Shares issued upon


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exercise of the Option to the extent it remains exerciseable thereafter shall be fully vested and shall not be Restricted Shares.

               (b) If the Term is terminated pursuant to Section 4.1 or 4.2 of the Employment Agreement, the Option shall thereafter be exercisable until the expiration of the Exercise Term for a number of Shares equal to the amount, if any, by which, (i) the product of the number of full months elapsed from the Grant Date to the date on which the Term is terminated multiplied by the number of Shares covered by the Option divided by 72, exceeds (ii) the number of Shares previously issued upon exercise of the Option. The Option shall cease to be exercisable after the termination of the Term for any Shares in excess of such number. If the number of shares previously issued upon exercise of the Option is equal to or less than such number, any remaining vesting restrictions on those Shares shall lapse and such Shares shall cease to be Restricted Stocks. Any Shares issued upon exercise of the Option to the extent it remains exerciseable thereafter shall be fully vested and shall not be Restricted Shares. In the event of termination of employment pursuant to Section 4.1 of the Employment Agreement, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

               6.2 Termination of Employment Under the Optionee's Employment Agreement for Cause. If the Term is terminated by the Company pursuant to
Section 4.3 of the Employment Agreement, or by the Optionee other than pursuant to Section 4.4 (a) of the Employment Agreement, the Option shall thereafter cease to be exercisable.

               6.3 Breach of Restrictive Covenants. If the Optionee commits a breach of any of the provisions of Sections 5.1, 5.2 or 5.3 of the Employment Agreement, in addition to the Company's rights and remedies set forth in Section
5.6 of the Employment Agreement or otherwise, any profit received by the Optionee from any exercise of the Option shall inure to and be repaid to the Company upon its demand. The foregoing provision may be satisfied at the Optionee's option by payment of cash and/or tender of shares of Common Stock which are not Restricted Shares. Shares of Common Stock tendered pursuant to this section shall be valued at the average of the daily closing sale prices (or the equivalent in an over the counter market) for the Common Stock, on the stock exchange or over the counter market that is the primary trading market for the Common Stock, for the 10 consecutive days immediately preceding the date of the tender.

               6.4 Change in Control. Provided the Optionee is then employed by the Company, in the event of a Change in Control during the Term, all restrictions on shares of Restricted Stock shall lapse and, to the extent not therefore exercised, the Option shall remain exercisable in full until the sixth anniversary of the Grant Date. The vesting restrictions on Shares of Restricted Stock previously issued upon exercise of the Option shall lapse and such Shares shall cease to be Restricted Stock and any Shares issued upon exercise of the Option after the Change in Control shall be fully vested and shall not be Restricted Shares. A Change in Control shall be deemed to have occurred if (i) any


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


"person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Optionee or any of his affiliates, or any "group" of which the Optionee or any of his affiliates is a member (hereinafter, a "Third Party"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of the directors of the Company, (ii) the Company is a party to any merger, consolidation or similar transaction as a result of which either (x) the Company's common stock ceases to be listed on a national securities exchange or on NASDAQ or (y) the shareholders of the Company immediately prior to such transaction beneficially own securities of the surviving entity representing less than fifty percent (50%) of the combined voting power of the surviving entity's outstanding securities entitled to vote in the election of directors of the surviving entity, (iii) all or substantially all of the assets of the Company are acquired by a Third Party, or
(iv) a majority of the members of the Company's board of directors ceases to be Continuing Directors. "Continuing Directors" means individuals who are members of the board of directors on the date of this Agreement and individuals who have hereafter been nominated for election to the board of directors by a majority of the Continuing Directors serving as directors at the time of such nomination.

               6.5 Lapse of Restrictions. Unless such restrictions on shares of Restricted Stock issued on exercise of the Option during the Term shall have previously lapsed as provided in this Section 6, restrictions shall lapse on each anniversary of the Grant Date commencing with the fourth anniversary of the Grant Date on a number of such shares equal to one-third of the total number Shares covered by the Option; provided, that, although the parties intend that the effect of the termination of the Optionee's employment on restrictions under all circumstances is addressed under other sections of this Agreement, for the avoidance of doubt the parties acknowledge that the lapse of restrictions under this Section 6.5 shall occur only if the Optionee is employed by the Company on the applicable anniversary date referred to in this Section 6.5.

               6.6 Fractional Shares. Any fractional number of Shares resulting from the application of the calculations provided in this Section 6 shall be rounded to the next higher whole number of Shares, provided Optionee is then employed by the Company.

        7.     Nontransferability.
               -------------------

               Neither the Option nor any shares of Restricted Stock with respect to which the vesting restrictions have not lapsed shall be transferable other than by will or by the laws of descent and distribution. In the event of such transfer, the transferee shall acquire the Option and any shares of Restricted Stock subject to the restrictions set forth in this Agreement. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

        8.     No Right to Continued Employment.
               ---------------------------------

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               Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

        9.     Adjustments.
               ------------

               In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 10 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

        10.    Certain Transactions.
               ---------------------

               Upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Shares was entitled to receive in the Transaction.

        11.    Withholding of Taxes.
               ---------------------

               The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Unrestricted Shares, if any, issuable to him upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

        12.    Receipt of Plan Summary.
               ------------------------

               The Optionee hereby acknowledges receipt of a summary of the Plan.

        13.    Modification of Agreement.
               --------------------------

               This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

        14.    Severability.
               -------------

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               Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

        15.    Governing Law.
               --------------

               The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

        16.    Successors in Interest.
               -----------------------

               This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

        17.    Resolution of Disputes.
               -----------------------

               Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

                            (Signature Page Follows)


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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            COMPANY:

                                            MARVEL ENTERPRISES, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            OPTIONEE:

                                            /s/ Isaac Perlmutter
                                            ---------------------------------
                                            Isaac Perlmutter


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                                                                      Appendix A

                          NOTICE OF EXERCISE OF OPTION
                                    UNDER THE
               MARVEL ENTERPRISES, INC. 1998 STOCK INCENTIVE PLAN

Marvel Enterprises, Inc.
685 Third Avenue
New York, NY 10017
Attn: Corporate Secretary

Gentlemen:

               I hereby exercise my option to purchase common stock of Marvel Enterprises, Inc. (the "Company"), par value $.01 per share (the "Common Stock"), under the terms and conditions of that certain Nonqualified Stock Option Agreement, dated as of November 30, 2001, by and between Isaac Perlmutter and the Company, as follows:

               (1) Number of shares: _____________________________________
               (2) Option Price per share: $______________________________
               (3) Aggregate purchase price [(1) X (2)]: $________________



Date:_________________________                  __________________________
                                                (Signature)



                                    App. A-1